UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 16, 2007




                                  ADTRAN, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                   0-24612                    63-0918200
(State of Incorporation)   (Commission file number)        (I.R.S. Employer
                                                        (Identification Number)



             901 Explorer Boulevard, Huntsville, Alabama 35806-2807 (Address of principal executive offices, including zip code)



                                 (256) 963-8000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 16, 2007, ADTRAN, Inc. announced its financial results for the fiscal quarter ended March 31, 2007 and certain other information.

ADTRAN also announced that its Board of Directors declared a quarterly cash dividend. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on May 3, 2007. The ex-dividend date is May 1, 2007 and the payment date is May 17, 2007.

A copy of ADTRAN's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

             The following exhibit is furnished as part of this Current Report on Form 8-K.



Exhibit Number        Description
--------------        -----------

    99.1              Press Release dated April 16, 2007

                                   SIGNATURES

              Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 16, 2007.

                                           ADTRAN, Inc.
                                           (Registrant)

                                           By:/s/ James E. Matthews
                                             ---------------------------------
                                           James E. Matthews
                                           Senior Vice President - Finance,
                                           Chief Financial Officer, Treasurer,
                                           Secretary and Director

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

    99.1              Press Release dated April 16, 2007